
Mueller Water Products
Investor Presentation
September 2013

Mueller Water Products

Non-GAAP Financial Measures

The Company reports its financial results under accounting principles generally accepted in the United States ("GAAP"), as well as through the use of non-GAAP measures. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income (loss) represents operating income (loss) excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income (loss) excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per diluted share exclude, on an after-tax basis, discontinued operations, restructuring, certain costs from settled interest rate swap contracts, certain tax adjustments and expenses related to the early extinguishment of debt. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures from continuing operations. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

Forward-Looking Statements

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding general economic conditions, spending by municipalities, our long-term targets, our expectations of strong operating leverage when end markets recover and the expect performance of our metering and leak detection products and services are gaining in the marketplace. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

Our Business

- $1.1 billion LTM net sales (as of June 30, 2013)
- Portfolio includes:
  - Fire hydrants
  - Valves
  - Metering systems
  - Piping component systems
  - Leak detection
  - Pipe condition assessment
- Specified in 100 largest U.S. metropolitan markets(1)

FY2012 Primary End Markets
Net Sales $1B[1]


Repair and replacement of municipal water distribution and treatment systems 55%
Residential Construction* 5%
Oil & gas 10%
Non-residential construction 30%

Mueller Co.

ANVIL INTERNATIONAL Building Connections That Last

(1) Valves or hydrants
* Residential construction driven primarily by new community development

Why Invest in Mueller Water Products

- Leading North American provider of water infrastructure and flow control products and services
- Expected improved results due to strong incremental operating leverage as end markets recover
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings for diagnostic analysis and data management
- Leading brands in water infrastructure and one of the largest installed bases of valves and hydrants in the U.S.
- Increasing investment and improved operating efficiencies needed in water infrastructure industry

Mueller Water Products

Mueller Water Products

Business Performance: Long-Term Targets

Top-Line Growth	• Mueller Co. base business organic growth of 5% - 10%+ in normalized end market conditions • Metering and leak detection products and services >20%
Earnings Leverage	• Mueller Co. adjusted EBITDA margins of 25%+ in normalized end market conditions • Metering and leak detection products and services adjusted EBITDA margins of 20%+ in 3 to 4 years • Anvil adjusted EBITDA margins in mid-teens in normalized end market conditions
Other	• Free cash flow greater than net income • Improving working capital as a percentage of net sales

Mueller Water Products

Broad Product Portfolio

($ in millions)

	Mueller Co.	Anvil International
HISTORICAL ROOTS	Est. 1857	Est. 1999 (1850)
NET SALES	$726	$383
ADJUSTED OPERATING INCOME (1)	$84	$37
DEPRECIATION AND AMORTIZATION (2)	$45	$14
ADJUSTED EBITDA (1) (2)	$129	$52

PRODUCT PORTFOLIO

Mueller Co.


Hydrants


Iron Gate Valves


Butterfly, Ball & Plug Valves


Metering Systems


Leak Detection

Anvil International


Cast Iron Fittings


Fittings & Couplings


Pipe Nipples


Hangers & Supports

Note: All statistics are LTM ended June 30, 2013

(1) Adjusted operating income excludes corporate expenses of $33 mm. Mueller Co. excludes $1.8 mm of restructuring. Anvil excludes $0.2 mm of restructuring.

(2) Depreciation and amortization excludes corporate depreciation of $0.5 mm.

Water Transmission Solutions


Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Fittings, Couplings and Hangers
Office Building
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Corporation Valve
Curb Valve
Fire Protection Hydrant and Valve
Metering Systems
Pipe Condition Assessment
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Leak Detection
Pump Station
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 GATE VALVES	 BUTTERFLY & BALL VALVES	 BRASS WATER PRODUCTS
Mueller Water Products Position	■ #1	■ #1	■ #1	■ #2
ACIPCO	■	■		
A.Y. McDonald				■
DeZURIK			■	
Ford Meter Box				■
McWane	■	■	■	

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Mueller Water Products

Anvil Highlights

- Leading domestic manufacturer of piping system components
- Significant FY2012 net sales from #1 or #2 segment positions
- Domestically manufactured and internationally sourced products
- Customer service capabilities focused on quick delivery
- Network of more than 1,000 distributors, 4,000 distributor locations
- Track record of operational excellence (solid adjusted EBITDA margins)
- Opportunity to leverage position with bolt-on acquisitions







Mueller Water Products

Anvil Key Products

Product Segment	% of FY2012 Net Sales	Market Drivers	Products	Key Competitors
Mechanical, Industrial & Fire Protection	75%	Non-Residential Building Construction	**Mechanical:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs	Victaulic, Ward, Erico, Wisconsin, Bonney Forge, Westbrook
			Fire Protection: O-Lets, Grooved, Iron Fittings, Staple Hangers, Pipe Nipples	Victaulic, Ward, Tolco, Wisconsin, Ceirco, Tyco
Energy (Oil & Gas)	20%	Oil & Gas Production	Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Malleable Iron	Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital
Power/High Pressure	5%	Power Need Development	Engineered Hangers	Lisega, Piping Tech, Bergen

ANVIL® INTERNATIONAL Building Connections That Last

Strategy and Objectives



Capitalize on the large, attractive and growing water infrastructure markets worldwide

Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

Continue to enhance operational & organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Divested U.S. Pipe

Broaden breadth and depth of products and services

- Introduced first wireless mesh agreement for water industry
- Enhanced Advanced Metering Infrastructure (AMI) system with remote disconnect meter and consumer portal
- Offer leak detection and pipe condition assessment products and services
- Developed fixed transmission and distribution main leak detection

Expand internationally

- Increase exports
- Evaluating opportunities

Mueller Water Products



Our End Markets

Historical Housing Starts


Historical Housing Starts (1959 - June 2013)
Seasonally Adjusted Annualized
3,000
2,500
2,000
1,500
1,000
500
0
(units in thousands)
1959-2013 Average = 1,461
Bottom of prior down cycle (798)
April 2009 - Lowest starts (477) since Census Bureau began keeping records in 1959
Jan


Year-Over-Year Change in Houshold Formation (12MMA)
2,500
2,000
1,500
1,000
500
0
Apr 2000
Apr 2001
Apr 2002
Apr 2003
Apr 2004
Apr 2005
Apr 2006
Apr 2007
Apr 2008
Apr 2009
Apr 2010
Apr 2011
Apr 2012
Apr 2013

New household formation will be the key to driving housing start demand back to normal levels

Source: U.S. Census Bureau

Mueller Water Products

Non-Residential Construction



Non-Residential Construction
(Real $ in Billions)
$350
$300
$250
$200
$150
$100
$50
$0
$245
$244
$239
$247
$278
$286
$243
$200
$188
$188
$186
$196
$206
$215
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Source: IHS
Data as of August 21, 2013



AIA Architectural Billing Index
Diffusion Index (> 50 = expansion)
65
60
55
50
45
40
35
30
Nov-95
Jun-96
Jan-97
Aug-97
Mar-98
Oct-98
May-99
Dec-99
Jul-00
Feb-01
Sep-01
Apr-02
Nov-02
Jun-03
Jan-04
Aug-04
Mar-05
Oct-05
May-06
Dec-06
Jul-07
Feb-08
Sep-08
Apr-09
Nov-09
Jun-10
Jan-11
Aug-11
Mar-12
Oct-12
May-13

Source: American Institute of Architects
Data as of August 21, 2013

AIA billings index above 50 for 3 months

The non-residential construction market remains stable


Mueller Water Products
Significant Market
Opportunities

Mueller Water Products

The Market Opportunity Is Significant And Growing

Repair and Replacement Market

- Valves and hydrants typically replaced at same time as pipes
- ASCE graded drinking water infrastructure a D[1]
- At least 40 water systems under consent decrees
  - Atlanta
  - Washington, D.C. (WSSC)
  - New Orleans



(2)
Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Future Drinking Water Infrastructure Expenditure Needs[3]



Treatment
$72.5B
Source
$20.5B
Storage
$39.5B
Other
$4.2B
Transmission and Distribution
$247.5B

Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

Sources: (1) ASCE: 2013 Report Card for America's Infrastructure
(2) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(3) EPA 2011 Drinking Water Infrastructure Needs Survey and Assessment

Mueller Water Products

Funding Water Infrastructure Repair

Historical Water Rates Compared to Other Utilities[1]



CPI Water
CPI Nat Gas
CPI Postage
CPI All Items
CPI Local Phone
CPI Interstate Phone
CPI Electricity

Sources:
(1) Bureau of Labor Statistics - FactSet
(2) AWWA State of the Industry Report 2012
(3) American Water Works Association 2012 Water and Wastewater Rate Survey
(4) SIFMA - U.S. Municipal Issuance database - New Capital Issuances
(5) AWWA 2012 Water and Wastewater Rate Survey
(6) EPA Clean Water and Drinking Water Infrastructure

Utility-Expected Sources of Capital[2]



Operations 51%
Tap Fees 10%
Bonds 18%
State Revolving Loans 7%
Other 5%
Grants 4%
Other Loans/Debt 5%

- Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,000[3]
- YTD through July 2013 new capital municipal bond issuances up 6% over the same period in 2012[4]
- From 2010 - 2012, residential water rates increased 13.7%[5]
- 90% funded at local level[6]

Significant Growth Opportunities

Factors Affecting Municipal Water Systems

- **Operational efficiencies**
  - Budget constraints
  - Need to prioritize capital spending
- **Water Conservation**
  - 26 states in drought condition
  - 240,000 water main breaks per year[1]
- **Non-revenue water**
  - 30% of treated water is lost or unaccounted for
  - 1.7 trillion gallons lost per year at a national cost of $2.6 billion per year[2]
- **Customer service focus**

Our Solutions

Intelligent Water Technology™

- **Smart Metering**
  - AMR
  - AMI
  - Remote Disconnect Meter
  - Consumer Portal
  - Distribution Main Leak Detection
- **Leak Detection**
  - Pipe Condition Assessment
  - Transmission Main Leak Detection

1. EPA Aging Water Infrastructure Research Program
2. National Geological Survey

Opportunities: AMI/Smart Metering

ACTIONS	SOLUTION	CUSTOMERS	COMPETITORS
Smart Metering • Acquired Arkion Systems in 2009 and merged it with Hersey Meters to form Mueller Systems • Introduced AMI solution: MiNet® - Mueller Infrastructure Network for Utilities • Transition from one-way to two-way AMI systems • Develop new products to support ad enhance compelling value proposition for network	Mueller SYSTEMS • Two-way mesh network • Enhanced AMI system • Mi.Hydrant™ (radio transceiver in fire hydrant) • Mi.Data™ (consumer portal) • 420 Remote Disconnect Meter • Automated Distribution Leak Detection (with Echologics)	American Water Bentonville, AR Charlotte County, FL Chillicothe, OH Lebanon, OH Port Angeles, WA Tullahoma, TN Winston-Salem, NC	Sensus Neptune Technology Group Badger Meter Aclara Itron

Opportunities: Leak Detection and Pipe Condition Assessment

ACTIONS	SOLUTION	END USERS	COMPETITORS
• Acquired Echologics in 2010 • Leverage Mueller brand • Developed fixed transmission main leak detection solution • International opportunities	echologics A DIVISION OF MUELLER COMPANY • Acoustic, non-invasive leak detection and pipe condition assessment • Proven technology	Las Vegas, NV New Orleans, LA Port Authority of New York and New Jersey Tampa, FL United Water Washington Suburban Sanitary Commission	pure TECHNOLOGIES Fragmented and regional competitors


Mueller Water Products
Actions & Business Results

Mueller Water Products

Management Actions / Initiatives

Objectives	Actions

Reduce costs and improve operating leverage	• Divested U.S. Pipe in FY2012
	• Divested two non-core assets of Anvil in FY2010
	• Implemented Lean Six Sigma and other manufacturing improvements
	    • Increased production capacity without footprint expansion
	    • Lowered labor costs
	• Closed six plants since FY2006
	• Consolidated distribution centers and smaller manufacturing facilities at Anvil

Manage working capital and capital expenditures to generate free cash flow	• Generated free cash flow of $45.4 million in FY2012 up from $29.0 million in FY2011 • Reduced debt by $495 million from September 30, 2008 through June 30, 2013 • Inventory turns improved approximately a quarter turn at June 30, 2013 compared to prior year • Working capital as a percentage of net sales declined 170 basis points for LTM through June 30, 2013 from the prior period
Pursue strategic growth opportunities by leveraging the Mueller brand	• Acquired and invested in AMI technology • Established first AMI wireless mesh agreement for water industry • Entered advanced metering agreement with Landis+Gyr for electric meters • Acquired leak detection and pipe condition assessment products and services • Developed fixed leak detection product capabilities

Mueller Water Products

History of Strong Financial Performance (see appendices for GAAP reconciliation)

($ in millions)

Mueller Co. (a)

ANVIL INTERNATIONAL Building Connections That Last (b)

NET SALES

ADJUSTED EBITDA & ADJ. EBITDA MARGINS



$509
$536
$618
$664
$804
$756
$718
$547
$613
$606
$652
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
25.7%
25.9%
27.0%
28.6%
30.8%
27.4%
24.9%
18.5%
21.4%
17.0%
16.2%
$131
$139
$167
$190
$248
$207
$179
$101
$131
$103
$106



$393
$387
$431
$485
$535
$556
$595
$470
$347
$359
$372
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
12.2%
9.8%
10.9%
12.8%
13.6%
14.6%
15.8%
13.0%
11.0%
13.2%
14.0%
$48
$38
$47
$62
$73
$81
$94
$61
$38
$48
$52

a) Fiscal year ended September 30. Reflects inventory step-up costs of $53 million in 2006; restructuring charges of $2 million in 2009; goodwill impairment charges of $819 million in 2009; restructuring charges of $0.1million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $2.5 million in 2012

b) Excludes inventory step-up costs of $17 million in 2006; restructuring costs of $4 million in 2009; goodwill impairment charges of $93 million in 2009; restructuring charges of $1 million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $0.3 million in 2012

Mueller Water Products

Consolidated Non-GAAP Results

$ in millions (except per share amounts)	Third Quarter Fiscal 2013	Third Quarter Fiscal 2012
Net sales	$299.4	$275.9
Adj. operating income	$33.1	$26.4
Adj. operating margin	11.1%	9.6%
Adj. net income per diluted share	$0.08	$0.05
Adj. EBITDA	$47.7	$41.4
Adj. EBITDA margin	15.9%	15.0%

- Best overall quarter in the past five years. Net sales increased 8.5% and adjusted operating income increased 25.4%
- Improved operating leverage at Mueller Co. as net sales increased 9.1% and adjusted operating margin improved by 180 basis points to 15.3%. Nice increase in net sales for metering and leak detection products and services demonstrating the progress we are making.
- Anvil net sales up 7.3% and adjusted operating income up 24.2% year-over-year
- Strong free cash flow of $37.7 million driven by both growth in both operating income and working capital management

3Q13 results exclude restructuring costs of $0.2 million, $0.1 million net of tax; $4.0 million tax benefit for valuation allowance on deferred tax assets. Results are for continuing operations.

3Q12 results exclude restructuring costs of $0.7 million, $0.4 million net of tax; loss on early extinguishment of debt of $1.5 million, $0.9 million net of tax; and interest rate swap costs of $1.3 million, $0.8 million net of tax; Results are for continuing operations.

Mueller Water Products

Debt Structure

- Net debt leverage of 3.6x at June 30, 2013
- Net debt of $532 million at June 30, 2013
- Debt maturities with no significant required principal payments before 2017
- No financial maintenance covenants with excess availability at the greater of $22.5 million or 10.0% of facility amount
  - $157.8 million of excess availability (as measured using June 30, 2013 data)

Debt structure at June 30, 2013:
- $225 million ABL Agreement expires 2017
- $420 million 7.375% Senior Subordinated Notes due 2017
- $180 million 8.75% Senior Unsecured Notes due 2020



Debt Maturity (at 6/30/2013)
($ in millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$0
$0
$0
$0
$420
$0
$0
$180
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

$225 million ABL had $0 outstanding at 6/30/2013 and matures in 2017



Total Debt
($ in millions)
Debt has declined $926 million since 2006
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
Mar-2006
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012

Mueller Water Products

Why Invest in MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Strong competitive position

- Leading brand position with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations, using lost foam process for valves and hydrants

Expected strong operating leverage when end markets recover

- Recovery of residential construction market
- Increased municipal spending
- Operational excellence initiatives

Leveraging strengths with emerging trends

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop Intelligent Water Technology™ solutions
- Strategic acquisitions / partnerships


Mueller Water Products
Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Quarter ended June 30, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 199.3	$ 100.1	$ -	$ 299.4
Gross profit	$ 59.4	$ 30.6	$ -	$ 90.0
Selling, general and administrative expenses	29.0	18.3	9.6	56.9
Restructuring expenses	0.2	-	-	0.2
Operating income (loss)	$ 30.2	$ 12.3	$ (9.6)	32.9
Interest expense, net				12.7
Income tax expense				4.2
Income from continuing operations				16.0
Loss from discontinued operations, net of tax				(1.9)
Net income				$ 14.1
Net income per diluted share:				
Continuing operations				$ 0.10
Discontinued operations				(0.01)
Net income				$ 0.09
Capital expenditures	$ 6.3	$ 2.3	$ 0.1	$ 8.7
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 30.2	$ 12.3	$ (9.6)	$ 32.9
Restructuring	0.2	-	-	0.2
Adjusted operating income (loss)	30.4	12.3	(9.6)	33.1
Depreciation and amortization	10.9	3.6	0.1	14.6
Adjusted EBITDA	$ 41.3	$ 15.9	$ (9.5)	$ 47.7
Adjusted operating margin	15.3%	12.3%		11.1%
Adjusted EBITDA margin	20.7%	15.9%		15.9%
Adjusted net income:				
Net income				$ 14.1
Discontinued operations, net of tax				1.9
Restructuring, net of tax				0.1
Deferred tax asset valuation allowance adjustment				(4.0)
Adjusted net income				$ 12.1
Adjusted net income per diluted share				$ 0.08
Free cash flow:				
Net cash provided by operating activities				$ 46.4
Less capital expenditures				(8.7)
Free cash flow				$ 37.7
Net debt (end of period):				
Current portion of long-term debt				$ 1.3
Long term debt				599.6
Total debt				600.9
Less cash and cash equivalents				(69.2)
Net debt				$ 531.7
Adjusted EBITDA:				
Current quarter				$ 47.7
Three prior quarters				100.2
Adjusted EBITDA				$ 147.9
Net debt leverage (net debt divided by adjusted EBITDA)				3.6

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Quarter ended June 30, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 182.6	$ 93.3	$ -	$ 275.9
Gross profit	$ 51.6	$ 28.0	$ -	$ 79.6
Selling, general and administrative expenses	27.0	18.1	8.1	53.2
Restructuring expenses	0.7	-	-	0.7
Operating income (loss)	$ 23.9	$ 9.9	$ (8.1)	25.7
Interest expense, net				14.9
Loss on early extinguishment of debt				1.5
Income tax expense				3.4
Income from continuing operations				5.9
Income from discontinued operations, net of tax				3.9
Net income				$ 9.8
Net income per diluted share:				
Continuing operations				$ 0.04
Discontinued operations				0.02
Net income				$ 0.06
Capital expenditures	$ 4.8	$ 2.6	$ -	$ 7.4
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 23.9	$ 9.9	$ (8.1)	$ 25.7
Restructuring	0.7	-	-	0.7
Adjusted operating income (loss)	24.6	9.9	(8.1)	26.4
Depreciation and amortization	11.3	3.6	0.1	15.0
Adjusted EBITDA	$ 35.9	$ 13.5	$ (8.0)	$ 41.4
Adjusted operating margin	13.5%	10.6%		9.6%
Adjusted EBITDA margin	19.7%	14.5%		15.0%
Adjusted net income:				
Net income				$ 9.8
Discontinued operations, net of tax				(3.9)
Loss on early extinguishment of debt, net of tax				0.9
Interest rate swap settlement costs, net of tax				0.8
Restructuring, net of tax				0.4
Adjusted net income				$ 8.0
Adjusted net income per diluted share				$ 0.05
Free cash flow:				
Net cash provided by operating activities				$ 4.0
Less capital expenditures				(7.4)
Free cash flow				$ (3.4)
Adjusted EBITDA:				
Current quarter				$ 41.4
Three prior quarters				77.3
Adjusted EBITDA				$ 118.7

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Nine months ended June 30, 2013			
	Mueller Co.	Anvil	Corporate	Total
AP results:				
Net sales	$ 538.5	$ 289.1	$ -	$ 827.6
Gross profit	$ 142.8	$ 81.6	$ -	$ 224.4
Selling, general and administrative expenses	80.1	54.2	24.7	159.0
Restructuring expenses	1.2	0.1	-	1.3
Operating income (loss)	$ 61.5	$ 27.3	$ (24.7)	64.1
Interest expense, net				39.0
Loss on early extinguishment of debt				1.4
Income tax expense				5.1
Income from continuing operations				18.6
Income from discontinued operations, net of tax				8.7
Net income				$ 27.3
Net income per diluted share:				
Continuing operations				$ 0.12
Discontinued operations				0.05
Net income				$ 0.17
Capital expenditures	$ 14.6	$ 8.3	$ 0.1	$ 23.0
n-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 61.5	$ 27.3	$ (24.7)	$ 64.1
Restructuring	1.2	0.1	-	1.3
Adjusted operating income (loss)	62.7	27.4	(24.7)	65.4
Depreciation and amortization	33.5	10.6	0.3	44.4
Adjusted EBITDA	$ 96.2	$ 38.0	$ (24.4)	$ 109.8
Adjusted operating margin	11.6%	9.5%		7.9%
Adjusted EBITDA margin	17.9%	13.1%		13.3%
Adjusted net income:				
Net income				$ 27.3
Discontinued operations, net of tax				(8.7)
Restructuring, net of tax				0.7
Loss on early extinguishment of debt, net of tax				0.8
Deferred tax asset valuation allowance adjustment				(4.5)
Adjusted net income				$ 15.6
Adjusted net income per diluted share				$ 0.10
Free cash flow:				
Net cash provided by operating activities				$ 42.8
Less capital expenditures				(23.0)
Free cash flow				$ 19.8
Net debt (end of period):				
Current portion of long-term debt				$ 1.3
Long-term debt				599.6
Total debt				600.9
Less cash and cash equivalents				(69.2)
Net debt				$ 531.7
Adjusted EBITDA:				
Current quarter				$ 47.7
Three prior quarters				100.2
Adjusted EBITDA				$ 147.9
Net debt leverage (net debt divided by adjusted EBITDA)				3.6

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Nine months ended June 30, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 465.2	$ 277.6	$ -	$ 742.8
Gross profit	$ 113.7	$ 80.8	$ -	$ 194.5
Selling, general and administrative expenses	75.0	53.1	22.2	150.3
Restructuring expenses	1.9	0.2	(0.1)	2.0
Operating income (loss)	$ 36.8	$ 27.5	$ (22.1)	42.2
Interest expense, net				46.1
Loss on early extinguishment of debt				1.5
Income tax expense				4.1
Loss from continuing operations				(9.5)
Loss from discontinued operations, net of tax				(102.4)
Net loss				$ (111.9)
Net loss per diluted share:				
Continuing operations				$ (0.06)
Discontinued operations				(0.66)
Net loss				$ (0.72)
Capital expenditures	$ 12.0	$ 7.5	$ -	$ 19.5
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 36.8	$ 27.5	$ (22.1)	$ 42.2
Restructuring	1.9	0.2	(0.1)	2.0
Adjusted operating income (loss)	38.7	27.7	(22.2)	44.2
Depreciation and amortization	34.1	10.7	0.4	45.2
Adjusted EBITDA	$ 72.8	$ 38.4	$ (21.8)	$ 89.4
Adjusted operating margin	8.3%	10.0%		6.0%
Adjusted EBITDA margin	15.6%	13.8%		12.0%
Adjusted net income:				
Net loss				$ (111.9)
Discontinued operations, net of tax				102.4
Interest rate swap settlement costs, net of tax				2.6
Restructuring, net of tax				1.2
Loss on early extinguishment of debt, net of tax				0.9
Valuation allowance against beginning of the year deferred taxes				5.9
Adjusted net income				$ 1.1
Adjusted net income per diluted share				$ 0.01
Free cash flow:				
Net cash provided by operating activities				$ 24.5
Less capital expenditures				(19.5)
Free cash flow				$ 5.0
Adjusted EBITDA:				
Current quarter				$ 41.4
Three prior quarters				77.3
Adjusted EBITDA				$ 118.7

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Year ended September 30, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 652.4	$ 371.5	$ -	$ 1,023.9
Gross profit	$ 162.8	$ 108.3	$ -	$ 271.1
Selling, general and administrative expenses	102.6	70.7	30.9	204.2
Restructuring expenses	2.5	0.3	-	2.8
Operating income (loss)	$ 57.7	$ 37.3	$ (30.9)	64.1
Interest expense, net				59.9
Loss on early extinguishment of debt				1.5
Income tax expense				7.9
Loss from continuing operations				(5.2)
Loss from discontinued operations, net of tax				(103.2)
Net loss				$ (108.4)
Net loss per diluted share:				
Continuing operations				$ (0.03)
Discontinued operations				(0.66)
Net loss				$ (0.69)
Capital expenditures	$ 20.0	$ 11.4	$ -	$ 31.4
Non GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 57.7	$ 37.3	$ (30.9)	$ 64.1
Restructuring	2.5	0.3	-	2.8
Adjusted operating income (loss)	60.2	37.6	(30.9)	66.9
Depreciation and amortization	45.7	14.3	0.6	60.6
Adjusted EBITDA	$ 105.9	$ 51.9	$ (30.3)	$ 127.5
Adjusted operating margin	9.2%	10.1%		6.5%
Adjusted EBITDA margin	16.2%	14.0%		12.5%
Adjusted net income:				
Net loss				$ (108.4)
Discontinued operations, net of tax				103.2
Valuation allowance against beginning of the year deferred tax assets				5.9
Interest rate swap settlement costs, net of tax				3.0
Restructuring, net of tax				1.7
Loss on early extinguishment of debt, net of tax				0.9
Adjusted net income				$ 6.3
Adjusted net income per diluted share				$ 0.04
Free cash flow:				
Net cash provided by operating activities				$ 76.8
Less capital expenditures				(31.4)
Free cash flow				$ 45.4
Net debt (end of period):				
Current portion of long-term debt				$ 1.1
Long-term debt				621.7
Total debt				622.8
Less cash and cash equivalents				(83.0)
Net debt				$ 539.8
Adjusted EBITDA:				
Current quarter				$ 38.1
Three prior quarters				89.4
Adjusted EBITDA				$ 127.5
Net debt leverage (net debt divided by adjusted EBITDA)				4.2

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Year ended September 30, 2011			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 605.5	$ 359.1	$ -	$ 964.6
Gross profit	$ 147.0	$ 101.1	$ -	$ 248.1
Selling, general and administrative expenses	91.8	68.1	31.9	191.8
Restructuring expenses	1.4	1.2	1.0	3.6
Operating income (loss)	$ 53.8	$ 31.8	$ (32.9)	52.7
Interest expense, net				65.6
Income tax benefit				(2.9)
Loss from continuing operations				(10.0)
Loss from discontinued operations, net of tax				(28.1)
Net loss				$ (38.1)
Net loss per diluted share:				
Continuing operations				$ (0.07)
Discontinued operations				(0.18)
Net loss				$ (0.25)
Capital expenditures	$ 14.8	$ 7.5	$ 0.8	$ 23.1
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 53.8	$ 31.8	$ (32.9)	$ 52.7
Restructuring	1.4	1.2	1.0	3.6
Adjusted operating income (loss)	55.2	33.0	(31.9)	56.3
Depreciation and amortization	47.7	14.5	0.9	63.1
Adjusted EBITDA	$ 102.9	$ 47.5	$ (31.0)	$ 119.4
Adjusted operating margin	9.1%	9.2%		5.8%
Adjusted EBITDA margin	17.0%	13.2%		12.4%
Adjusted net income:				
Net loss				$ (38.1)
Discontinued operations, net of tax				28.1
Interest rate swap settlement costs, net of tax				4.9
Restructuring, net of tax				2.2
Adjusted net income				$ (2.9)
Adjusted net income per diluted share				$ (0.02)
Free cash flow:				
Net cash provided by operating activities				$ 52.1
Less capital expenditures				(23.1)
Free cash flow				$ 29.0


Mueller Water Products
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